Exhibit 13.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Davis Commodities Limited (the “Company”) on Form 20-F for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Li Peng Leck, Executive Chairwoman and Executive Director (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2024

By:	/s/ Li Peng Leck
Name:	Li Peng Leck
Title:	Executive Chairwoman and Executive Director (Principal Executive Officer)